UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 11, 2016

Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Peachtree Street, N.E., Ste. 688, Atlanta, GA		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (404) 659-2424

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As announced by Oxford Industries, Inc. (the “Company”) in its press release on January 6, 2016, the Company will be presenting at the 18th Annual ICR XChange Conference on January 12, 2016. The Company’s presentation is scheduled to begin at 1:30 p.m., Eastern time, and will be broadcast on the Internet.
During the presentation, and in related meetings with analysts and investors, the Company is announcing, among other things, that its Holiday 2015 sales were in line with the Company’s prior expectations and that, driven in large part by November and December comparable store sales in the mid-single digit percentage range, it is affirming its adjusted earnings from continuing operations per share guidance of $3.53 to $3.63 per diluted share for the full 2015 fiscal year, which ends January 30, 2016. For comparison, this reflects expected GAAP earnings from continuing operations per diluted share in a range of $3.44 to $3.54 per share. A table reconciling GAAP to adjusted earnings per share guidance is contained in the Company’s press release issued on December 8, 2015, which is contained in the Investor Relations section of the Company’s website at www.oxfordinc.com.
The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which are not historical in nature. The Company intends for all forward-looking statements contained herein, in its press releases or on its website, and all subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Such statements are subject to a number of risks, uncertainties and assumptions including, without limitation, the impact of economic conditions on consumer demand and spending, particularly in light of general economic uncertainty that continues to prevail, demand for the Company’s products, competitive conditions, timing of shipments requested by the Company’s wholesale customers, expected pricing levels, retention of and disciplined execution by key management, the timing and cost of store openings and of planned capital expenditures, weather, costs of products as well as the raw materials used in those products, costs of labor, acquisition and disposition activities, expected outcomes of pending or potential litigation and regulatory actions, access to capital and/or credit markets and the impact of foreign losses on the Company’s effective tax rate. Forward-looking statements reflect the Company’s current expectations, based on currently available information, and are not guarantees of performance. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to the Company or that the Company currently deems to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I, Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for Fiscal 2014, as updated by Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the Second Quarter of Fiscal 2015, and those described from time to time in the Company’s future reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

Date: January 11, 2016	By	/s/ Thomas E. Campbell
Name: Thomas E. Campbell
Title: Executive Vice President-Law and Administration, General Counsel and Secretary